EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Allot Communications Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rami Hadar and I, Doron Arazi, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2008

/s/ Rami Hadar —————————————— Rami Hadar President and Chief Executive Officer

Date: June 27, 2008

/s/ Doron Arazi —————————————— Doron Arazi Chief Financial Officer